UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

On May 7, 2015, the 2015 Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the “Company”) was held at The Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts 01201 at 10:00 a.m., local time (the “2015 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2015.

As of the close of business of March 12, 2015, the record date for the Annual Meeting, there were a total of 25,250,136 shares of Company common stock outstanding. The voting results for each proposal, including the votes “FOR” and “AGAINST” or “WITHHELD”, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for the purpose of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote “FOR” or “AGAINST” any of the proposals presented at the Annual Meeting and were not counted in determining the number of votes required for approval of each proposal.

All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 — Election of Directors

The shareholders elected each director nominated to serve for a term of three years.

	For	Withheld	Broker-Non Votes
William J. Ryan	19,102,217	245,582	2,521,222
Robert M. Curley	19,102,362	245,437	2,521,222
Barton D. Raser	19,048,674	299,125	2,521,222
D. Jeffrey Templeton	19,004,943	342,856	2,521,222
Richard J. Murphy	19,049,806	297,993	2,521,222

Proposal 2 — A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes
17,524,317	1,147,908	675,574	2,521,222

Proposal 3— Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

For	Against	Abstain
21,698,244	157,176	13,601

Item 8.01              Other Events

On May 7, 2015, the Company issued a news release announcing the results of the 2015 Annual Meeting of Stockholders. A copy of the news release is attached as Exhibit 99.1 to this report.

Item 9.01              Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)       Shell Company Transactions.  Not applicable.

(d)      Exhibits.

Exhibit No.	Description

99.1	News Release announcing the results of the Company’s 2015 Annual Meeting of Stockholders dated May 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 7, 2015	By:	/s/ Michael P. Daly
Michael P. Daly
President and Chief Executive Officer